GEOSPATIAL CORPORATION S-1/A

Exhibit 10.23

NOTE AND WARRANT PURCHASE AGREEMENT

THIS NOTE AND WARRANT PURCHASE AGREEMENT (“Agreement”) is dated as of January 16, 2015, by and between Geospatial Corporation, a Nevada corporation (the “Company”), and Horberg Enterprises LP (“Purchaser”).

RECITALS:

WHEREAS, on the terms and conditions set forth herein, the Company desires to issue and sell to the Purchaser a Senior Secured Promissory Note in the original principal amount of $500,000 in the form attached hereto as Exhibit A (the “Note”) and a Warrant to purchase 1,500,000 shares of the Company’s common stock, par value $.001 per share (“Common Stock”) in the form attached hereto as Exhibit B (the “Warrant”); and

WHEREAS, on the terms and subject to the conditions set forth herein, the Purchaser is willing to purchase from the Company the Note and Warrant; and

WHEREAS, the Company desires to sell, and Purchaser desires to purchase, the Note and Warrant on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing recitals and the respective representations and warranties, covenants and agreements contained herein, and other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.

Sale and Purchase. Subject to the terms and conditions hereof, the Company hereby issues and sells to Purchaser, and Purchaser hereby purchases from the Company, the Note in the original principal amount of $500,000.00 and the Warrant entitling Purchaser to purchase up to 1,500,000 shares of the Company’s Common Stock at a purchase price of $0.25 per share of Common Stock.

(a)

Terms of the Note. The terms and conditions of the Note are set forth in the form of Note attached hereto as Exhibit A. As set forth in the Note, the Note may be converted into shares of Company Common Stock (“Conversion Shares”) in the event it is not repaid by its maturity date.

(b)

Security. The Note shall be secured by all of the assets of the Company and all of the assets of all of the Company’s subsidiaries on the terms and conditions set forth in the form of security agreement (the “Security Agreement”) attached hereto as Exhibit C.

(c)

Guaranty. The obligations of the Company under the Note shall be guaranteed, jointly and severally, by all of the Company’s subsidiaries on the terms and conditions set forth in the form of unlimited guaranty (the “Guaranty”) attached hereto as Exhibit D.

(d)

Warrant. The terms and conditions of the Warrant are set forth in the form of Warrant attached hereto as Exhibit B. The Company and the Purchasers agree, as between the Company and Purchaser, that the fair market value of the right to buy one share of Common Stock under the terms set forth in the Warrant is equal to $0.0001. The Company and the Purchaser, having adverse interests and as a result of arm’s length bargaining, agree that (i) neither the Purchaser nor any of its affiliates or associates have rendered or agreed to render any services to the Company in connection with this Agreement or the issuance of the Warrant and (ii) the Warrant is not being issued to the Purchaser as compensation for services.

(e)

Payment of Purchase Price. Upon receipt of the executed Note, Warrant, Security Agreement, and Guaranty, the Purchaser shall pay to the Company the purchase price for the Note and Warrant in the amount of $500,000, by wire transfer of immediately available funds to an account designated in writing by the Company, and the Company hereby delivers the executed Note and Warrant to Purchaser.

2.

Registration Rights. The Company shall include in its Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the “Commission”), File No. 333-194824 (the “Registration Statement”) and any amendment thereto covering the resale of shares of its common stock held by certain of its shareholders, 3,333,333 shares of its common stock issuable upon conversion of the Note (the “Conversion Shares”) and 1,500,000 shares of its common stock issuable upon exercise of the Warrant (the “Warrant Shares” and, collectively with the Conversion Shares, the “Registered Shares”). The Company shall use commercially reasonable efforts to cause such Registration Statement to be declared effective under the Securities Act as soon as possible, and shall use commercially reasonable efforts to keep the Registration Statement continuously effective until such time that all Registered Shares may be resold pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Act”), without volume limitations. Notwithstanding anything to the contrary contained in this Section 2, in the event the Commission informs the Company that all of the Registered Shares cannot, as a result of the application of Rule 415 under the Act, be registered for resale as a secondary offering on a single Registration Statement, the Company agrees to promptly inform Purchaser and (i) use its commercially reasonable efforts to file amendments to the Registration Statement as required by the Commission to register all of the Registered Shares; provided however, that in the event that any shares registered for resale in the Registration Statement are cut back, the Registered Shares shall not be cut back until all shares held by Company management and employees have been cut back, as well as all shares held by shareholders who did not pay cash for their shares.

3.

Representations and Warranties of the Company. The Company represents to Purchaser, as of the date hereof, as follows:

(a)

Organization and Standing. The Company is a corporation duly organized and validly existing under the laws of the State of Nevada. The Company has all requisite corporate power and authority to own and operate its properties and assets, and to execute and deliver this Agreement, the Note and the Warrant. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.

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(b)

Subsidiaries. The Company owns 100% of the ownership interest of each of Geospatial Mapping Systems, Inc., a Delaware corporation, and Utility Services and Consulting Corp., a Nevada corporation. Other than these two corporations, the Company does not own an equity interest in any other entity and has no other subsidiaries. Each of these corporations is duly organized under the laws of its respective state of incorporation and is duly qualified and is authorized to do business as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on such corporation or its business. In the event that the Company creates or acquires an interest in any other business or entity (each a “New Subsidiary”) prior to the date on which the Company has satisfied all of its obligations under the Note, then the Company will cause each such New Subsidiary to execute and become a party to and bound by the Guaranty. Each of these subsidiaries, including any New Subsidiary, will substantially benefit from the proceeds of the sale of the Note and Warrant to the Purchaser.

(c)

Authorization; Binding Obligation. All corporate action on the part of the Company necessary for the authorization, execution and delivery of this Agreement, the Note, the Warrant, the Security Agreement, and the Guaranty, and the performance of all obligations of the Company hereunder and thereunder has been taken and no further authorizations or actions are required.

(i)

This Agreement, the Note, the Warrant, and the Security Agreement constitute, valid and binding obligations of the Company enforceable in accordance with their terms, except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, and (ii) general principles of equity that restrict the availability of equitable remedies.

(ii)

The Note and the Warrant, and any shares of Common Stock or other equity security of the Company issued upon conversion or exercise of the Note or Warrant when issued in accordance with the terms of this Agreement, the Note, or the Warrant, as the case may be, will be validly issued and will be free of restrictions on transfer other than restrictions on transfer under this Agreement, the Notes, the Warrants and applicable federal and state securities laws.

(d)

Capitalization of the Company. Immediately prior to giving effect to the transactions contemplated by this Agreement, the authorized capital stock of the Company consists of (i) 350,000,000 shares of common stock, par value $.001 per share, of which 125,681,645 are issued and outstanding, and (ii) 25,000,000 shares of preferred stock, par value $.001 per share. 5,000,000 of which are designated as “Series B Convertible Preferred Stock” of which 530,050 are issued and outstanding. As of the date hereof 9,050,000 shares of Common Stock are reserved for issuance upon exercise of stock options granted under the Company’s 2007 Stock Option Plan and 25,000,000 shares of Common Stock are reserved for issuance upon exercise of stock options and other stock awards to be granted under the Company’s 2013 Equity Incentive Plan (15,996,000 of which have been granted as of the date hereof).  As of the date hereof there are outstanding warrants to purchase 10,627,007 shares of Common Stock, and warrants to purchase 344,993 shares of Series B Convertible Preferred Stock.

(e)

Proceeds. The Company shall use the proceeds from the issuance and sale of the Note and Warrant for working capital and other general corporate purposes.

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(f)

Affirmation and Obligation of the Company. The Company hereby affirms that the first use of the net proceeds of all future capital raises will be to prepay the Note and accrued interest due under the terms of the Note.

(g)

Reservation of Shares. The Company has reserved from its authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of Common Stock upon the full conversion of the Note (assuming a conversion price of $0.15) and exercise of the Warrant.

(h)

Issuance of Shares. The Conversion Shares and Warrant Shares are duly authorized and reserved for issuance and, upon conversion of the Note and Exercise of the Warrant in accordance with their respective terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

(i)

No Conflicts. The execution, delivery and performance of this Agreement, the Security Agreement, the Note and the Warrant by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Conversion Shares and Warrant Shares) will not (i) conflict with or result in a violation of any provision of the Company’s Certificate of Incorporation or By-laws, or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected, (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a material adverse effect on the Company or its business).

4.

Representations and Warranties of Purchaser. Purchaser represents and warrants to the Company, as of the date hereof, as follows:

(a)

Requisite Power and Authority. All action on the part of Purchaser necessary for the authorization of this Agreement and the performance of all obligations of Purchaser hereunder has been taken. This Agreement constitutes the valid and binding obligation of Purchaser enforceable in accordance with its terms, except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, and (ii) general principles of equity that restrict the availability of equitable remedies.

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(b)

Investment Representations. Purchaser understands that the Note and the Warrant issued to Purchaser hereunder, and the shares of Common Stock issuable upon exercise of the Warrant (the “Shares”) have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). Purchaser also understands that the Note and the Warrant are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser’s representations contained in this Agreement.

(c)

Experience; Risk. Purchaser has such knowledge and experience in financial and business matters that Purchaser is capable of evaluating the merits and risks of the purchase of the Note, the Warrant and the Shares and of protecting Purchaser’s interests in connection therewith. Purchaser is able to fend for itself in the transactions contemplated by this Agreement and has the ability to bear the economic risk of the investment, including complete loss of the investment.

(d)

Investment. Purchaser is acquiring the Note, the Warrant and the Shares for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof, and Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. Purchaser understands that the Note, the Warrant and the Shares have not been registered under the Securities Act and applicable state securities laws (collectively, the “Acts”) by reason of a specific exemption from the registration provisions of the Acts which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Purchaser’s representations as expressed herein.

(e)

Information. Purchaser has been furnished with all information which it deems necessary to evaluate the merits and risks of purchasing the Note and the Warrant and has had the opportunity to ask questions concerning the Note, the Warrant and the Company and all questions posed have been answered to its satisfaction. Purchaser has been given the opportunity to obtain any additional information it deems necessary to verify the accuracy of any information obtained concerning the Note, the Warrant and the Company. Purchaser understands that an investment in the Note and Warrant involves significant risks.

(f)

Restricted Securities. Purchaser understands that the Note, the Warrant and the Shares will be “restricted securities” under applicable securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations the Note, the Warrant and the Shares may be resold without registration under the Acts only in certain limited circumstances. Purchaser acknowledges that the Note, the Warrant and the Shares must be held indefinitely unless subsequently registered under the Acts or an exemption from such registration is available. Notwithstanding the above; the Company shall grant to Holder “Piggy-Back” registration rights for the Common Stock underlying the Warrant.

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(g)

Accredited Investor. Purchaser is an “accredited investor” within the meaning of Rule 501 promulgated under the Securities Act. Purchaser has considered the federal and state income tax implications of an investment in the Securities and has consulted with his or its own advisors with respect thereto.

(h)

Residence. The office or offices of Purchaser in which its investment decision was made is located at the address of Purchaser set forth on the signature page hereto.

(i)

Legends. Purchaser understands and agrees that the Note will bear a legend as set forth on Exhibit A and, the Warrant will bear a legend as set forth on Exhibit B. In addition, the Note, the Warrant and any certificate or other instrument representing the Shares will bear any other legend that may be required by applicable law, by the Company’s Articles of Incorporation or Bylaws, or by any agreement between the Company and Purchaser.

5.

Covenants. The Company agrees to take any and all action as is necessary or desirable to authorize, reserve and issue any shares of the Company’s capital stock issuable upon exercise of the Warrants.

6.

Miscellaneous.

(a)

Governing Law; Arbitration. This Agreement and the Note shall be governed, construed and interpreted in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to principles of conflicts of law and choice of law that would cause the laws of any other jurisdiction to apply. Any dispute or claim arising to or in any way related to this Note or the rights and obligations of each of the parties hereto shall be settled by binding arbitration in Pittsburgh, Pennsylvania. All arbitration shall be conducted in accordance with the rules and regulations of the American Arbitration Association (“AAA”). AAA shall designate an arbitrator from an approved list of arbitrators following both parties’ review and deletion of those arbitrators on the approved list having a conflict of interest with either party. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

(b)

Indemnification. In consideration of the Purchaser’s execution and delivery of this Agreement and purchase of the Note and the Warrants hereunder, and in addition to all of the Company’s other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Purchaser and each other holder of the Notes and the Warrants, and all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Subscriber Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Subscriber Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by the Subscriber Indemnitees or any of them as a result of, or arising out of, or relating to (a) any material misrepresentation by Company or any material breach of any covenant, agreement, obligation, representation or warranty by the Company contained in this Agreement, or (b) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

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(c)

Successors and Assigns. This Agreement may not be assigned, conveyed or transferred without the prior written consent of the Company. Subject to the foregoing, the rights and obligations of the Company and Purchaser under this Agreement shall be binding upon and benefit their respective permitted successors, assigns, heirs, administrators and transferees. The terms and provisions of this Agreement are for the sole benefit of the parties hereto and thereto and their respective permitted successors and assigns, and are not intended to confer any third-party benefit on any other person.

(d)

Entire Agreement. This Agreement, the Note, the Warrant, the Security Agreement, the Guaranty, and all exhibits and schedules hereto and delivered pursuant to the terms hereof constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein. Any previous agreement among the parties relative to the specific subject matter hereof is superseded by this Agreement, the Note, the Warrant, the Security Agreement, the Guaranty, and all exhibits and schedules hereto and delivered pursuant to the terms hereof.

(e)

Severability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(f)

Amendment or Waiver. This Agreement, the Security Agreement, the Guaranty, the Note and the Warrant may only be amended, and any term or provision thereof may only be waived, (either generally or in a particular instance and either retroactively or prospectively) in writing executed by both the Company and the Holder.

(g)

Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, including, with respect to Purchaser, upon delivery by electronic mail to Purchaser’s e-mail address; (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) the next business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company and to Purchaser at the address or facsimile number set forth on such party’s signature page hereof or at such other address as the Company or Purchaser may designate by 10 days’ advance written notice to the other parties hereto.

(h)

Expenses. Each party shall bear their costs and expenses that it incurred in connection with the negotiation and consummation of this Agreement, the Note, the Warrant, the Security Agreement, and the Guaranty; provided however, the Company shall pay the reasonable fees of Pollick & Schmahl, LLC, counsel to Purchaser upon receipt of the purchase price from the Purchaser.

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(i)

Titles and Subtitles. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

(j)

Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

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IN WITNESS WHEREOF the parties hereto have executed this Note and Warrant Purchase Agreement as of the date set forth in the first paragraph hereof.

COMPANY:
GEOSPATIAL CORPORATION

By:	/s/ Mark Smith
Mark Smith
Chief Executive Officer

Address:

229 Howes Run Road
Sarver, PA 16055

PURCHASER:
HORBERG ENTERPRISES LP
Horberg Ventures GP, Inc., General Partner
By:	s/ Howard T. Horberg
Name:	Howard T. Horberg
Title:	President

Address:

289 Prospect Avenue
Highland Park, IL 60035-3353

EXHIBIT A

FORM OF NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS NOTE MAY NOT BE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR (B) IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS. THIS NOTE IS SUBJECT TO THAT CERTAIN NOTE AND WARRANT PURCHASE AGREEMENT, DATED AS OF JANUARY 16, 2015, BY AND BETWEEN THE COMPANY AND THE HOLDER OF THIS NOTE.

SENIOR SECURED PROMISSORY NOTE

$500,000.00	Issue Date: January 16, 2015

For value received, Geospatial Corporation, a Nevada corporation (together with its successors and assigns, the “Company”), promises to pay to Horberg Enterprises LP (the “Holder”), the principal sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) together with any and all interest accrued but unpaid thereon and all other amounts provided for herein, including, without limitation, any Expenses (as that term is defined below) (collectively, the “Indebtedness”). This Note is issued pursuant to that certain Note and Warrant Purchase Agreement dated as of January 16, 2015, by and between the Company and the Holder (the “Note and Warrant Purchase Agreement”). This Note is subject to the terms of the Note and Warrant Purchase Agreement and the following additional terms and conditions.

1.

Definitions; Security. Capitalized terms used herein and not otherwise defined have the meanings given such terms in the Note and Warrant Purchase Agreement. This Note and the Company’s obligations hereunder are secured by all of the assets of the Company and each of its subsidiaries as provided the Security Agreement dated as of January 16, 2015 between the Company, Geospatial Mapping Systems, Inc., and Utility Services and Consulting Corp., on the one hand, and the Holder, on the other hand (the “Security Agreement”). Additionally, all of the Company’s subsidiaries have guaranteed the Company’s obligations under this Note pursuant to the Unlimited Guaranty (the “Guaranty”) dated as of January 16, 2015, and executed by Geospatial Mapping Systems, Inc. (“Mapping”), a Delaware corporation, and Utility Services and Consulting Corp. (collectively with Mapping, and any New Subsidiary, the “Guarantors” and each a “Guarantor”), a Nevada corporation. This Note, the Note and Warrant Purchase Agreement, the Security Agreement, and the Guaranty shall be collectively referred to as the “Transaction Documents”.

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2.

Payment Terms.

2.1

Maturity Date. This Note will automatically mature and all unpaid principal and accrued and unpaid interest will be due and payable on the earlier of (a) April 8, 2015; (the “Maturity Date”), or (b) the occurrence of an Event of Default (as defined in Section 4 below), or (c) the date the Company receives net proceeds in excess of $1,000,000 in a debt or equity financing.

2.2

Interest. Interest shall accrue on the unpaid principal amount of this Note at a rate per annum of (i) 0% from the date hereof until April 8, 2015, and (ii) 20% from April 8, 2015, and shall be payable as set forth in Section 2.1.

2.3

Prepayment. The Company shall have the right to prepay all or any portion of this Note, at any time.

3.

Payment. Except as set forth herein, all payments shall be made in lawful money of the United States of America to the Holder at 289 Prospect Avenue, Highland Park, IL 60035-3353. Payment shall be credited first to any Expenses (as that term is defined below), second to any accrued interest then due and payable and the remainder applied to principal.

4.

Events of Default.

4.1

The entire Indebtedness, including unpaid principal sum of this Note, together with any and all interest accrued but unpaid thereon and any other amounts provided for herein, shall become immediately due and payable upon the occurrence of an Event of Default. Subject to the foregoing, an Event of Default shall be deemed to have occurred upon the occurrence of any of the following:

(a)

the failure of the Company or any Guarantor to pay any Indebtedness, principal, interest, Expenses (as that term is defined below) or any other amounts under this Note within ten (10) calendar days after when due;

(b)

the filing by or against the Company of any proceeding in bankruptcy, receivership, insolvency, reorganization, liquidation, conservatorship or similar proceeding (and, in the case of any such proceeding instituted against any obligor, such proceeding is not dismissed or stayed within 60 days of the commencement thereof);

(c)

any assignment by the Company for the benefit of creditors;

(d)

a default with respect to any other indebtedness of the Company for borrowed money, if the effect of such default is to cause or permit the acceleration of such debt, unless the holder of such debt waives such default or otherwise agrees to forbear from exercising its rights with respect to such default;

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(e)

the entry of a final judgment against the Company in an amount exceeding $100,000 and the failure of the Company to discharge the judgment within thirty (30) days of the entry thereof;

(f)

the Company ceases doing business as a going concern;

(g)

the Company or any Guarantor defaults in observing or performing any of its respective covenants under any of the Transaction Documents (other than payment obligations under this Note), and such default continues for a period of ten (10) days after notice in writing has been sent to the Company; or

(h)

the making of any materially false representation or warranty by the Company or any of the Guarantors in any of the Transaction Documents.

4.2

Upon the occurrence of an Event of Default, interest shall accrue on the unpaid principal of this Note at a rate of 20% per annum from the date of such Event of Default until the date of such Event of Default has been waived by the Holder or cured to the reasonable satisfaction of the Holder.

4.3

Upon the occurrence of an Event of Default, and at any time thereafter unless and until such Event of Default has been waived in writing by the Holder or cured to the reasonable satisfaction of the Holder, the Holder may, by notice to the Company declare the entire Indebtedness, including any unpaid principal of and any accrued interest or other amounts provided for in respect of or under this Note, to be immediately due whereupon the same shall be immediately due and payable. The Holder shall also have any and all other rights which the Holder may have pursuant to this Note, the Note and Warrant Purchase Agreement, the Security Agreement, the Guaranty, and under applicable law. Notwithstanding the foregoing, if an Event of Default specified in Section 4.1(b) or Section 4.1(c) shall occur, then all of the Indebtedness, shall become immediately due and payable without any action on the part of the Holder and the Company shall immediately pay to the Holder all amounts due and payable with respect to this Note.

4.4

The Company shall reimburse the Holder for any and all costs and expenses that Holder may incur in connection with the exercise of Holder’s rights and remedies under this Note, the Note Purchase Agreement, the Security Agreement, and the Guaranty, including, without limitation, all reasonable attorneys’ fees and legal expenses and any other expenses or costs related to enforcing Holder’s rights or pursuing Holder’s remedies under this Note, the Note and Warrant Purchase Agreement, the Security Agreement, or the Guaranty that may be incurred by Holder (collectively, the “Expenses”). Any and all such Expenses shall be added to and be included as part of the Indebtedness.

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5.

Ranking; Priority. The Indebtedness evidenced by this Note shall rank senior to all other indebtedness of the Company. Accordingly, the Company represents and warrants that it has no indebtedness outstanding other than unsecured trade debt incurred in the ordinary course of the Company’s business and an unsecured Senior Note dated October 15, 2010 in the original principal amount of $1.0 million payable to Donald DeLaski Revocable Trust..

6.

Conversion.

6.1

Conversion. In the event that the principal and accrued interest is not paid on or prior to April 8, 2015, the Holder shall have the right, at any time and from time to time, to convert the unpaid principal and accrued interest, if any, of this Note, in whole or in part, into shares of common stock, par value $ .001 per share, of the Company (“Common Stock” or “Conversion Shares”) at a price per share (the “Conversion Price”) equal to 75% of (i) if the Common Stock is then traded on a national securities exchange or the Nasdaq Stock Market (or a similar national quotation system), the average of the closing “bid” prices of the Common Stock on such exchange or system for the ten (10) trading days ending on the date of delivery to the Company of a Notice of Conversion in the form annexed hereto as Exhibit A, or (ii) if the Common Stock is then actively traded over-the-counter, the average of the closing bid prices for the ten (10) trading days ending on the date of delivery to the Company of a Notice of Conversion in the form annexed hereto as Exhibit A; provided, however, that in no event shall the Holder be entitled to convert any portion of this Note in excess of that portion of this Note upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Notes or the unexercised or unconverted portion of any other security of the Company subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the conversion of the portion of this Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such proviso. The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing the Conversion Amount (as defined below) by the applicable Conversion Price then in effect on the date specified in the notice of conversion; provided that the Notice of Conversion is submitted by facsimile or e-mail (or by other means resulting in, or reasonably expected to result in, notice) to the Company before 6:00 p.m., New York, New York time on such conversion date (the “Conversion Date”). The term “Conversion Amount” means, with respect to any conversion of this Note, the sum of (1) the principal amount of this Note to be converted in such conversion plus (2) at the Holder’s option, accrued and unpaid interest, if any, on such principal amount at the interest rates provided in this Note to the Conversion Date.

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6.2

Mechanics and Effect of Conversion.

(a)

No fractional shares will be issued upon conversion of this Note. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company will pay to the Holder in cash the unconverted balance that would otherwise be converted into such fractional share.

(b)

In the event that this Note is converted in full pursuant to Section 5.1, the Holder shall surrender this Note, and the Notice of Conversion annexed hereto as Exhibit A by e-mail or facsimile, duly endorsed (but without the requirement of a medallion signature guarantee), to the Company and the Note shall thereupon be canceled; provided that if this Note is converted only in part, then only the Notice of Conversion, duly endorsed (but without the requirement of a medallion signature guarantee), shall be required to be delivered by e-mail or facsimile to the Company. As soon as practicable following the Company’s receipt of a Notice of Conversion such and at its expense, but not later than three business days after receipt of a Notice of Conversion, the Company will issue and deliver to the Holder, a certificate or certificates representing the number of shares of the Company’s Common Stock to which the Holder is entitled upon conversion, together with (i) a check payable to the Holder for any cash amounts in lieu of fractional shares as described in clause (a) above and (ii) to the extent that the Holder has converted this Note only in part, the Replacement Note. If permissible under Rule 144 under the Securities Act of 1933, as amended, or if the Conversion Shares have been registered for re-sale, all shares shall be delivered without legend and if, the Company is so eligible, by electronic delivery to a brokerage account designated by Holder. The Company shall pay the cost of any legal opinion that may be necessary for the delivery of the Conversion Shares.

6.3

Termination of Rights. Upon conversion of this Note in accordance with Section 5.1, all rights with respect to the converted portion of this Note shall terminate, whether or not the Note has been surrendered for cancellation, and the Company will be forever released from all of its obligations and liabilities under the converted portion of this Note except its obligations pursuant to Section 5.2.

6.4

Buy-In. In addition to any other rights available to the Holder, if the Company fails to deliver to a Holder the Conversion Shares as required pursuant to this Note, and the Holder or a broker on the Holder’s behalf as required above, purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which the Holder was entitled to receive from the Company (a “Buy-In”), then the Company shall pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (A) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of common stock so purchased exceeds (B) the aggregate Purchase Price of the Conversion Shares required to have been delivered together with interest thereon at a rate of 5% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of Purchase Price of Conversion Shares to have been received upon conversion of this Note, the Company shall be required to pay the Holder $1,000, plus interest. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, along with the appropriate supporting documentation for such purchase.

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7.

Transfer; Successors and Assigns. Subject to the restrictions set forth in the Note and Warrant Purchase Agreement, this Note may be transferred only upon surrender of the original Note for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to Holder. Thereupon, a new note for the same principal amount and interest will be issued to, and registered in the name, of, the transferee. Interest and principal are payable only to the registered holder of this Note. The terms and conditions of this Note shall inure to the benefit of and binding upon the respective successors and assigns of the parties.

8.

Governing Law. This Note and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to principles of conflicts of law and choice of law that would cause the laws of any other jurisdiction to apply.

9.

Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing by facsimile, e-mail, mail or personal delivery and shall be effective upon delivery of such notice. The addresses for such communications shall be to the addresses as shown on the books of the Company or to the Company at the address set forth in the Note and Warrant Purchase Agreement and the following e-mail address at the Company (which e-mail address shall also be used for any notices sent solely to Geospatial Corporation): mark.smith@geospatialcorp.com. A party may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in accordance with the provisions of this Section 8.

10.

Amendments and Waivers. This Note and any term hereof may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of such amendment, waiver, discharge or termination is sought. No waivers of any term, condition or provision of this Note, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

11.

Stockholders, Officers and Directors Not Liable. In no event shall any stockholder, officer or director of the Company be liable for any amounts due or payable pursuant to this Note.

12.

Headings. The headings in this Note are for purposes of reference only, and shall not limit or otherwise affect the meaning hereof.

13.

Benefits of this Note. Nothing in this Note shall be construed to give any person or corporation other than the Company and the Holder any legal or equitable right, remedy or claim under this Note and this Note shall be for the sole and exclusive benefit of the Company and the Holder and any other permitted holder or holders of the Note.

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed and delivered by its authorized officer, as of the date first above written.

GEOSPATIAL CORPORATION

By:	/s/ Mark A. Smith
Mark A. Smith
Chief Executive Officer

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EXHIBIT B

FORM OF WARRANT

9

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY BE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR (B) IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS.

Warrant Issue Date: January 16, 2015

COMMON STOCK PURCHASE WARRANT

For value received, Geospatial Corporation (the “Company”), a Nevada corporation, hereby certifies that Horberg Enterprises LP (the “Holder”) or its permitted assign(s) is entitled to purchase from the Company, at any time or from time to time during the Exercise Period (as defined below), in whole or in part, ONE MILLION FIVE HUNDRED THOUSAND (1,500,000) shares of the Company’s common stock, par value $.001 per share (“Common Stock” or “Warrant Shares”) at a price of $0.25 per share (the “Exercise Price”). This Warrant is issued pursuant to that certain Note and Warrant Purchase Agreement dated as of January 16, 2015, by and between the Company and the Holder (the “Purchase Agreement”). This Warrant is subject to the terms of the Purchase Agreement and the following additional terms and conditions.

1.

Certain Definitions.

(a)

“Change in Control” means any sale of capital stock of the Company or consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such sale, consolidation, merger or reorganization, do not hold at least a majority of the resulting or surviving corporation’s voting power immediately after such consolidation, merger or reorganization, or the sale, lease, or other disposition of all or substantially all of the assets of the Company.

(b)

“Exercise Period” means the period commencing on the date of this Warrant and ending on 5:00 p.m. (prevailing local time at the principal executive office of the Company) on the tenth anniversary of the date of this Warrant.

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(c)

“Fair Market Value” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m.(New York City time) to 4:02 p.m. (New York City time)), (b) if the OTC Markets, Inc. OTCQB is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTCQB, (c) if the Common Stock is not then listed or quoted for trading on the OTCQB and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

(d)

“Trading Day” means (x) if the Common Stock is not listed on the NYSE Euronext or NYSE AMEX but sale prices of the Common Stock are reported on Nasdaq Global Market, Nasdaq Global Select Market, Nasdaq Capital Market or another automated quotation system, a day on which trading is reported on the principal automated quotation system on which sales of the Common Stock are reported, (y) if the Common Stock is listed on the NYSE Euronext or NYSE AMEX, a day on which there is trading on such stock exchange, or (z) if the foregoing provisions are inapplicable, a day on which quotations are reported by National Quotation Bureau Incorporated.

(e)

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE AMEX, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTCQB operated by OTC Markets, Inc. (or any successors to any of the foregoing).

(f)

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for the preceding 10 Trading Days on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time), (b) if the OTCQB operated by OTC Markets, Inc. is not a Trading Market, the volume weighted average price of the Common Stock for the nearest preceding 10 days on the OTCQB, (c) if the Common Stock is not then listed or quoted for trading on the OTCQB and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most bid price averaged over the preceding 10 days per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by the Company’s board of directors.

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2.

Exercise of Warrant.

(a)

The purchase rights represented by this Warrant are exercisable by the Holder, in whole or in part, during the Exercise Period by delivery of the form of Notice of Exercise attached hereto as Annex A duly completed and executed by the Holder by e-mail or facsimile, to the Company at its principal executive office. In the event of an exercise for cash, the Holder shall deliver to the Company payment in cash, in lawful money of the United States of America, including by certified or official bank check made payable to the order of the Company or by wire transfer of immediately available funds to an account designated by the Company, of an amount equal to the Exercise Price multiplied by the number of shares of Common being purchased pursuant to such exercise of the Warrant within two (2) business days of delivery of the Notice of Exercise; provided, however, that in no event shall the Holder be entitled to exercise any portion of this Warrant in excess of that portion of this Warrant upon exercise of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Warrant or the unexercised or unconverted portion of any other security of the Company subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the exercise of the portion of this Warrant with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such proviso. The number of shares of Common Stock to be issued upon each exercise of this Warrant shall be as set forth in the Notice of Exercise, in the form attached hereto as Exhibit A (the “Notice of Exercise”), delivered to the Company by the Holder; provided that the Notice of Exercise is submitted by facsimile or e-mail (or by other means resulting in, or reasonably expected to result in, notice) to the Company before 6:00 p.m., New York, New York time on such exercise date.

(b)

This Warrant may be exercised for less than the full number of shares of Common Stock calculated above, provided that this Warrant may not be exercised in part for less than a whole number of shares of Common Stock. Upon any such partial exercise, the Company at its expense will forthwith issue to the Holder a new Warrant or Warrants of like tenor exercisable for the number of shares of Common Stock as to which rights have not been exercised (subject to adjustment as herein provided), such Warrant or Warrants to be issued in the name of the Holder or its nominee.

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(c)

As soon as practicable after the exercise of this Warrant and in any event within three (3) business days after the Exercise Price is paid as set forth above for an exercise for cash, the Company, at its expense, will cause to be issued in the name of and delivered to the Holder a certificate or certificates for the number of duly authorized, validly issued, fully paid and non-assessable shares of Common Stock to which the Holder shall be entitled upon such exercise, plus, in lieu of any fractional share to which the Holder would otherwise be entitled, cash in an amount determined in accordance with Section 3(d) hereof. The Company agrees that the shares so purchased shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid.

(d)

Prior to the exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder of the Company with respect to shares for which this Warrant shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company.

(e)

In the event that the Company proposes to engage in a Change in Control or Qualified Public Offering, it shall give the Holder written notice of its intention not less than ten (10) days prior to the date of the proposed closing of such transaction. The notice shall describe the material terms and conditions upon which the Company proposes to consummate such transaction.

(f)

Cashless Exercise. If at the time of exercise hereof there is no effective registration statement registering the resale of the Warrant Shares, or the prospectus contained therein is not available for the resale of the Warrant Shares by the Holder, then this Warrant may only be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the VWAP on the Trading Day immediately preceding the date on which Holder elects to exercise this Warrant by means of a “cashless exercise,” as set forth in the applicable Notice of Exercise;

(B) = the Exercise Price of this Warrant, as adjusted hereunder; and

(X) = the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

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(g)

Buy-In. In addition to any other rights available to the Holder, if the Company fails to deliver to a Holder the Warrant Shares as required pursuant to this Warrant, and the Holder or a broker on the Holder’s behalf as required above, purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Warrant Shares which the Holder was entitled to receive from the Company (a “Buy-In”), then the Company shall pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (A) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of common stock so purchased exceeds (B) the aggregate Purchase Price of the Warrant Shares required to have been delivered together with interest thereon at a rate of 5% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of Purchase Price of Warrant Shares to have been received upon exercise of this Warrant, the Company shall be required to pay the Holder $1,000, plus interest. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, along with the appropriate supporting documentation for such purchase.

3.

Adjustments.

(a)

Adjustments Generally. In order to prevent dilution of the rights granted hereunder in the specific circumstances contemplated by this Section 3, the Exercise Price shall be subject to adjustment from time to time in accordance with this Section 3. Upon each adjustment of the Exercise Price pursuant to Section 3(b) and 3(c) (but not Section 3(d)), the Holder shall thereafter be entitled to acquire upon exercise, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock determined by (i) multiplying (A) the Exercise Price in effect immediately prior to such adjustment by (B) the number of shares of Common Stock issuable upon exercise hereof immediately prior to such adjustment, and (ii) dividing the product thereof by the Exercise Price resulting from such adjustment; provided that no such adjustments shall be made in the Exercise Price and/or the number of shares of Common Stock subject to this Warrant if the conversion ratio of the Common Stock already reflects such event.

(b)

Subdivisions, Stock Dividends and Recapitalizations. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares (including, without limitation, through any stock split effected by means of a dividend on the Common Stock which is payable in Common Stock), the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased, unless the conversion ratio of such Common Stock already reflects such event.

(c)

Reorganization, Reclassification, Consolidation, Merger or Sale of Assets. If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of a significant amount of assets to another corporation shall be effected in such a way that (i) does not constitute a Change in Control, and (ii) holders of Common Stock shall be entitled to receive stock, securities, cash or other property with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the Holder shall have the right to acquire and receive upon exercise of this Warrant such shares of stock, securities, cash or other property of the successor corporation that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, reclassification, consolidation, merger or sale if this Warrant had been exercised immediately before such reorganization, reclassification, consolidation, merger or sale. The foregoing provisions shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers or sales and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. In all events, appropriate adjustments (as determined by the Board of Directors of the Company) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

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(d)

Share Issuance. If, at any time after the date hereof while the Warrant is outstanding, the Company shall make a Dilutive Issuance (as defined below), for a price per share that is less than the Exercise Price that would be in effect at the time of such Dilutive Issuance, then, and thereafter successively upon each such Dilutive Issuance, the Exercise Price shall be reduced to the price per share in the Dilutive Issuance and if more than one Dilutive Issuance occurs while this Warrant is exercisable, the Exercise Price shall be reduced to the price per share in the Dilutive Issuance with the lowest price per share. In such event, the number of shares of Common Stock which may be acquired upon exercise of this Warrant shall not change. The reduction of the Exercise Price described in this paragraph is in addition to the other rights hereunder.

A “Dilutive Issuance” shall mean the issuance by the Company, other than an Excepted Issuance (as defined below) of any Common Stock, security or debt instrument carrying the right to convert such security or debt instrument into Common Stock, or of any warrant, right or option to purchase Common Stock with a purchase price, exercise price or conversion price less than the Exercise Price. A Dilutive Issuance for no consideration will be deemed issuable or to have been issued for $0.001 per share of Common Stock.

For purposes of this Warrant, “Excepted Issuance” shall mean (i) any issuance or sale by the Company of its securities as full or partial consideration in connection with a strategic merger, acquisition, consolidation or purchase of the securities or assets of a corporation or other entity (or any division or business unit thereof) so long as such issuances are not for the purpose of raising capital, (ii) the Company’s issuance of securities in connection with strategic supply, sale or license agreements and other partnering arrangements so long as such issuances are not for the purpose of raising capital, (iii) the Company’s issuance of securities upon the conversion or exercise of options or convertible securities issued on or prior to the date hereof, or (iv) the Company’s issuance of shares of Common Stock directly or upon the exercise of options to directors, officers, employees, or consultants of the Company in connection with their service as directors of the Company, their employment by the Company or their retention as consultants by the Company, in each case authorized by the Board and issued pursuant to the Company’s 2007 Stock Option Plan or the Company’s 2013 Equity Incentive Plan (including all such shares of Common Stock and Options outstanding prior to the date hereof).

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(e)

Fractional Shares. The Company shall not issue fractions of shares of Common Stock upon exercise of this Warrant or scrip in lieu thereof. If any fraction of a share of Common Stock would, except for the provisions of this Section 3(e), be issuable upon exercise of this Warrant, then the Company shall in lieu thereof pay to the person entitled thereto an amount in cash equal to the current value of such fraction, calculated to the nearest one-hundredth (1/100) of a share, to be computed on the basis of the fair market value per share as determined in good faith by the Board of Directors of the Company.

(f)

Certificate as to Adjustments. Whenever the Exercise Price shall be adjusted as provided in Section 3 hereof, the Company shall promptly compute such adjustment and furnish to the Holder a certificate setting forth such adjustment and showing in reasonable detail the facts requiring such adjustment, the Exercise Price that will be effective after such adjustment and the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of this Warrant.

4

Reservation of Stock Issuable on Exercise of Warrants. The Company shall at all times reserve and keep available out of its authorized but unissued stock, solely for the issuance and delivery upon the exercise of this Warrant and other similar Warrants, such number of its duly authorized shares of Common Stock as from time to time shall be issuable upon the exercise of this Warrant and other similar Warrants. All of the shares of Common Stock issuable upon exercise of this Warrant and other similar Warrants, when issued and delivered in accordance with the terms hereof and thereof, will be duly authorized, validly issued, fully paid and non-assessable, subject to no lien or other encumbrance other than restrictions on transfer arising under applicable securities laws and restrictions imposed by Section 6(a) hereof and the Agreements to which reference is made in Section 6(b) hereof.

5.

Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement reasonably satisfactory to the Company (with surety if reasonably required), or (in the case of mutilation) upon surrender and cancellation thereof, the Company will issue, in lieu thereof, a new Warrant of like tenor and amount.

6.

Negotiability. This Warrant is issued upon the following terms:

(a)

Transfer. By acceptance hereof, the Holder acknowledges and agrees that the Holder is acquiring the Warrant and the shares of Common Stock issuable upon exercise hereof for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof, and Holder has no present intention of selling, granting any participation in, or otherwise distributing the same.

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(b)

Agreements. As a condition to the Company’s obligation to issue shares of Common Stock upon exercise hereof, the Holder shall execute the Notice of Exercise attached hereto as Annex A.

(c)

Transfer Taxes. The Company shall not be required to pay any federal or state transfer tax or charge that may be payable in respect of any transfer involved in the transfer or delivery of this Warrant or the issuance or delivery of certificates for Common Stock in a name other than that of the Holder or to issue or deliver any certificates for Common Stock upon the exercise of this Warrant until any and all such taxes and charges shall have been paid by the Holder or until it has been established to the Company’s reasonable satisfaction that no such tax or charge is due.

(d)

Compliance with Securities Laws. The Holder, by acceptance hereof, acknowledges that this Warrant, the shares of Common Stock to be issued upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant, any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of applicable federal and state securities laws.

7.

Subdivision of Rights. Subject to Section 6, this Warrant (as well as any new Warrants issued pursuant to the provisions of this Section 7) is exchangeable, upon the surrender hereof by the Holder, at the principal executive office of the Company for any number of new Warrants of like tenor and date representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock of the Company which may be subscribed for and purchased hereunder.

8.

Miscellaneous.

(a)

Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing by facsimile, e-mail, mail or personal delivery and shall be effective upon delivery of such notice. The addresses for such communications shall be to the addresses as shown on the books of the Company or to the Company at the address set forth in the Purchase Agreement. A party may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in accordance with the provisions of this Section 8(a).

(b)

Books of the Company. The Company may treat the holder hereof as appearing on the Company’s books at any time as the holder for all purposes.

(c)

Headings. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect the meaning hereof.

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(d)

Amendment; Waiver. This Warrant and any term hereof may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of such amendment, waiver, discharge or termination is sought. No waivers of any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

(e)

Benefits of this Warrant. Nothing in this Warrant shall be construed to give any person or corporation other than the Company and the Holder any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and the Holder and any other permitted holder or holders of the Warrant.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and delivered by its authorized officer, as of the date first above written.

Geospatial Corporation

By:	/s/ Mark Smith
Mark Smith
Chief Executive Officer

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ANNEX A

NOTICE OF EXERCISE

To: GEOSPATIAL CORPORATION

(1)

The undersigned hereby elects to exercise the attached Warrant (i) for and to purchase thereunder, ______ shares of Common Stock, and herewith makes payment therefor of $_______ or (ii) for and to receive thereunder _______________ shares of Common Stock pursuant to Section 2(f) of the Warrant where A= _______________, B= ______________ and X= ______________________..

(2)

Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(3)

Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

Dated:
(Name)

(Signature)

(Address)
Dated:

(Signature)

ASSIGNMENT FORM

(To assign the foregoing warrant, execute

this form and supply required information.

Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to _______________________________________________ whose address is ____________________________________

Dated: ______________

Holder’s Signature:

Holder’s Address:

Signature Guaranteed: ___________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

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EXHIBIT C

FORM OF SECURITY AGREEMENT

22

SECURITY AGREEMENT

THIS SECURITY AGREEMENT is dated as of January 16, 2015, by and between GEOSPATIAL CORPORATION (the “Company”), a Nevada corporation, GEOSPATIAL MAPPING SYSTEMS, INC. (“Mapping”), a Delaware corporation, and UTILITY SERVICES AND CONSULTING CORP. (“USC” and collectively with the Company and Mapping, the “Grantors” and each a “Grantor”), a Nevada corporation, all with their respective chief executive offices located at 229 Howes Run Road, Sarver, PA 16055, on the one hand, and HORBERG ENTERPRISES, LP (the “Lender”), on the other hand. For the sake of clarity, the Grantor, the Company, and the Lender may be referred to herein collectively as the “Parties” and each as a “Party”.

WITNESSETH:

WHEREAS, the Lender, on the date hereof, is making a loan to the Company in the principal amount of Five Hundred Thousand Dollars ($500,000.00), in accordance with the terms of that certain Note and Warrant Purchase Agreement by and between the Lender and the Company dated the date hereof (the “Purchase Agreement”) and evidenced by a Senior Secured Promissory Note issued by the Company to Lender dated the date hereof in the principal amount of $500,000.00 (the “Note”); and

WHEREAS, Mapping and USC are wholly-owned subsidiaries of the Company and will gain substantial benefit from the Loan (as defined below) made to the Company; and

WHEREAS, pursuant to the Unlimited Guaranty, dated the date hereof, Mapping and USC (each a “Guarantor” and collectively the “Guarantors”) guaranteed all of the obligations of the Company owning to Lender; and

WHEREAS, to induce the Lender to extend credit to the Company as provided in the Note and the Purchase Agreement, each Grantor desires to grant the Lender security and assurance in order to secure the payment and performance of the Loan and to that effect to grant the Lender a first priority, perfected security interest in all of its assets and, in connection therewith, to execute and deliver this Agreement.

NOW, THEREFORE, intending to be legally bound hereby and as an inducement to the Lender to make the Loan to the Borrower under the Note and the Purchase Agreement and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties, the Parties hereto covenant and agree as follows:

1.

Recitals. The foregoing recitals are incorporated herein and made a part hereof.

2.

Certain Definitions. In addition to other terms defined elsewhere in this Agreement, the following words and terms shall have the following meanings, respectively, unless the context hereof clearly otherwise requires:

23

(a)

“Agreement” shall mean this Security Agreement as from time to time amended or supplemented.

(b)

“Code” shall mean the Uniform Commercial Code as enacted and in effect in the Commonwealth of Pennsylvania at the date of this Agreement.

(c)

“Collateral” shall mean all of the following property of each Grantor, wherever located, and whether now owned or hereafter acquired or arising:

(i)

Accounts;

(ii)

Chattel Paper, including Electronic Chattel Paper;

(iii)

Commodity Contracts;

(iv)

Deposit Accounts;

(v)

Documents;

(vi)

Fixtures;

(vii)

General Intangibles, including Payment Intangibles and Software;

(viii)

Goods, including all Inventory and Equipment, and all accessions thereto and goods with which the goods are commingled;

(ix)

Health-Care-Insurance Receivables;

(x)

Instruments, including Promissory Notes;

(xi)

Investment Property;

(xii)

Letter-of-Credit Rights;

(xiii)

Software;

(xiv)

intellectual property, patents, patent applications, trademarks, trademark applications, trade names, service marks, URLs and any other intellectual property or proprietary rights or property;

(xv)

Commercial Tort Claims;

(xvi)

Insurance Proceeds;

(xvii)

Supporting Obligations related to the foregoing;

(xviii)

Proceeds of any of the foregoing;

(xix)

all books, records, manuals, in any form whatsoever;

(xx)

to the extent not listed above, all other personal property; and

(xxi)

to the extent not listed above, as original collateral, all proceeds and products of any of the foregoing.

All capitalized terms used in (i) through (xxi) above in this definition of Collateral are used as defined in the Code.

(d)

“Loan” shall mean (i) all indebtedness, both principal and interest and any and all other amounts that may be owed to Lender, of the Company to the Lender under the Note, (ii) all costs and expenses incurred by the Lender, its agents or assigns, in collection of any such indebtedness or the enforcement of Lender’s rights under this Agreement, the Purchase Agreement, the Note, and the Guaranty, including, without limitation, reasonable attorney’s fees and expenses incurred in connection therewith, and (iii) all future advances made by the Lender for the protection, preservation or collection of any portion of the Collateral.

24

(e)

“Proceeds” shall mean whatever is received when Collateral is sold, exchanged, leased, collected or otherwise disposed of and includes the account arising when the right to payment is earned under a contract.

3.

Security Interest. As security for the payment of the Loan, each Grantor hereby grants and assigns to the Lender, for value received, a first priority, senior security interest in and to the Collateral wherever now or hereafter located and whether now owned or hereafter acquired or arising. Each Grantor represents and warrants that: (a) it is the sole lawful owner of its respective Collateral, free and clear of any liens, claims or encumbrances; (b) it has the right and power to pledge, sell, assign and transfer title to such Collateral to the Lender; (c) no financing statement or other document evidencing a lien or security interest covering the Collateral, other than in favor of the Lender, is on file in any governmental or public office; and (d) its principal place of business, state of incorporation, and locations of Collateral are set forth on Schedule A attached hereto. Each Grantor further authorizes the Lender to file initial financing statements describing the Collateral and any amendments or continuation statements thereto in any governmental or public office that the Lender may deem necessary or appropriate.

4.

Intentionally Deleted.

5.

Intentionally Deleted.

6.

Sale, Lease or Disposition of Collateral. Each Grantor will not, without the written consent of the Lender, sell, contract to sell or dispose of the Collateral or any interest therein until the Loan has been fully satisfied.

7.

Maintenance of Collateral. Each Grantor shall not impair the value of the Collateral and shall timely perform all maintenance recommended or that may otherwise be necessary or prudent to maintain said Collateral in good working order, and to qualify for any performance warranties with respect hereto. Each Grantor shall not cause itself to be in default or in any other manner breach its duties and obligations to maintain the Collateral.

8.

Insurance. Each Grantor will have and maintain insurance on the Collateral until this Agreement is terminated against all expected risks to which the Collateral is exposed, including fire, theft and collision, to such extent as is customary with businesses in the same or similar business, such insurance to be payable to the Lender and such Grantor as their interest may appear; all policies shall provide for thirty (30) days’ written minimum cancellation notice to the Lender. The Lender may act as attorney for a Grantor in obtaining, adjusting, settling and canceling such insurance.

9.

Books and Records. Each Grantor represents, warrants, covenants, and certifies to the Lender that: (a) the Grantor’s chief executive office and the office where Grantor keeps its records concerning the Collateral is located at 229 Howes Run Road, Sarver, PA 16055; (b) Grantor will promptly notify the Lender of any proposed change thereof, or any relocation of the Records; (c) it will keep accurate and complete books and records with respect to the Collateral at Grantor’s place of business as first written hereinabove and (d) it will promptly furnish copies of such books and records and such other information as is requested, to the Lender upon request.

25

10.

Filing Fees; Perfection of Security Interest. Grantor shall pay on demand all filing fees with respect to the security interest created hereby. Promptly upon request of the Lender, or its agents or assigns, from time to time, Grantor will do all such other acts and things and will execute and deliver to the Lender, or its agents or assigns, all such other instruments and documents and all such other and further assurances as the Lender may deem necessary or advisable in order to perfect and continue perfecting its security interest in the Collateral or any part thereof.

11.

Additional Representations and Warranties of Grantor. Each Grantor hereby agrees, acknowledges, represents and warrants to Lender that:

(a)

the benefit Grantor has received or is receiving from the Loan and the proceeds thereof are reasonably equivalent value as the security interest in the Collateral Grantor is granting to Lender pursuant to this Agreement; and

(b)

Grantor has sufficient assets to operate Grantor’s business, meet Grantor’s obligations and pay Grantor’s debts as they come due in the ordinary course of Grantor’s business.

12.

Events of Default; Application of Proceeds; Lender’s Limited Duty With Respect to Collateral. Default shall exist hereunder if any of the following shall occur (each, a “Default”):

(a)

an Event of Default shall occur under the Note, the Purchase Agreement or the Guaranty;

(b)

any violation, other than an failure to pay any amount of money as and when due, of any covenant or agreement of any Grantor hereunder or contained in the Note, the Purchase Agreement, or the Guaranty, which violation has not been cured within ten (10) days after notice in writing has been sent to such Grantor;

(c)

if any Grantor, other than sales and transfers of inventory and other assets in the ordinary course of its business, shall or shall attempt to: (1) remove or allow removal of the Collateral from the county where such Grantor is now located or change the location of its chief executive office or principal place of business without giving the Lender thirty (30) days’ prior written notice; (2) sell, encumber or otherwise dispose of the Collateral or any interest therein or permit any lien or security interest to exist thereon or therein; (3) conceal or lease the Collateral; (4) misuse or abuse the Collateral; or (5) use or allow the use of the Collateral in connection with any undertaking prohibited by law;

(d)

if the Collateral shall be attached, levied upon, seized in any legal proceedings;

(e)

if the Lender with reasonable cause determines that its interest in the Collateral is in jeopardy; or

(f)

if the Grantors should fail to keep the Collateral suitably insured.

26

Upon the occurrence of any Default: The Lender shall have all of the rights and may seek all of the remedies provided for in this Agreement, the Note, the Guaranty, the Code, and as otherwise may be provided by applicable law. Additionally, each Grantor agrees upon demand to deliver the Collateral to the Lender, or the Lender may, with or without legal process, and with or without previous notice or demand for performance, enter any premises wherein the Collateral may be, and take possession of the same, together with anything therein, and the Lender may make disposition of the Collateral subject to any and all applicable provisions of applicable law. If the Collateral is sold at public sale, the Lender may purchase the Collateral at such sale and may bid the amount of the Loan or any portion thereof. The Lender, provided it has sent the statutory notice of default, may retain from the proceeds of such sale for the benefit of the Lender and may apply the proceeds thereof in accordance with the provisions of the Note.

Each Grantor further authorizes the Lender and does hereby irrevocably make, constitute and appoint the Lender and any officer or agent thereof, with full power of substitution, as such Grantor’s true and lawful attorney-in-fact with full power, in its own name or in the name of such Grantor, after the occurrence and during the continuance of an Event of Default: (a) to endorse any notes, checks, drafts, money orders or other instruments of payment (including payments payable under or with respect to any policy of insurance) relating to the Collateral or in connection therewith, to sign and endorse any invoices, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral; (b) to give written notice to such officials of the United States Postal Service to effect such change or changes of address so that all mail addressed to such Grantor may be delivered directly to a post office box or to such other depository as may be selected by the Lender and consented to by such Grantor and to receive, open and dispose of mail addressed to such Grantor or as otherwise agreed by such Grantor; (c) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral; (d) to receive payment of, receipt for, settle, compromise or adjust and give discharges and releases for or in respect of any and all moneys, claims and other amounts due and to become due at any time under or rising out of the Collateral; (e) to defend any suit, action or proceeding brought against any Grantor with respect to any Collateral; and (f) to settle, compromise or adjust any suit, action or proceeding described above and in connection therewith, to give such discharges or releases as the Lender may deem appropriate and, generally, to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender was the absolute owner thereof for all purposes.

The Lender shall apply the proceeds of the Collateral following collection and/or sale thereof after the occurrence of such a default, first to the payment of the reasonable costs and expenses incurred by the Lender in connection therewith, including attorneys’ fees and legal expenses, second to the repayment of all other amounts due and unpaid on the Loan, whether on account of principal or accrued interest or otherwise as the Lender in its sole discretion may elect, and then to pay the balance if any, as required by law. If the proceeds shall be insufficient to pay the above-described amounts, each Grantor shall be jointly and severally liable to the Lender for the deficiency.

27

Lender’s sole duty to Grantor or the Company with respect to the custody, safekeeping and physical preservation of any of the Collateral in Lender’s possession, under the Code or otherwise, shall be to deal with such Collateral in the same manner as Lender deals with similar property for its own account. Lender shall not be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any of the Collateral upon the request of the Grantor, the Company, or otherwise.

14.

Applicable Law; Severability. It is stipulated and agreed by Grantor, the Company, and the Lender that this Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to principles of conflicts of law. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

15.

Waiver. No failure or delay on the part of the Lender exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege; no such failure or delay by the Lender shall constitute a waiver of its rights hereunder. The rights and remedies of the Lender hereunder are cumulative and not exclusive of any right or remedy which it may otherwise have.

16.

Expenses. The Parties shall be responsible for their own costs and expenses related to this Agreement, provided however, that the Grantors shall pay all of Lender’s reasonable attorneys’ fees and related costs and expenses related thereto, including, but not limited to all filing fees and other applicable charges to file financing statements in the States of Delaware, Nevada, Pennsylvania, and Arizona and any other jurisdictions that Lender may deem necessary or appropriate (the “Lender’s Costs”). The Grantors shall pay all such Lender’s Costs upon demand by Lender or Lender’s agent, which demand may be sent via email to Grantor’s legal counsel, David J. Lowe, at the following email address: djl@sgkpc.com.

17.

Miscellaneous. Upon the earlier of (i) the irrevocable payment in full of the Loan, (ii) the conversion, at Lender’s sole and exclusive option and election, of all remaining principal and interest under the Note in accordance with the terms of the Note, or (iii) the mutual agreement of the parties hereto, this Agreement shall terminate and be of no further force and effect. Until such time, however, this Agreement shall be binding upon and inure to the benefit of the Lender, the Company, and Grantor and their respective successors and assigns, except that Grantor and the Company may not assign or transfer its rights or obligations hereunder.

[Signatures on Following Page]

28

IN WITNESS WHEREOF, the parties hereby by their officers duly authorized, have executed this Agreement as of the day and year first above written.

HORBERG ENTERPRISES, LP

Horberg Ventures GP, Inc., General Partner

By:	/s/ Howard Todd Horberg, President
Howard Todd Horberg, President

GEOSPATIAL MAPPING SYSTEMS, INC.

By:	/s/ Mark A. Smith
Mark A. Smith
Chief Executive Officer

GEOSPATIAL CORPORATION

By:	/s/ Mark A. Smith
Name:	Mark A. Smith
Its:	President

UTILITY SERVICES AND CONSULTING
CORP.

By:	/s/ Mark A. Smith
Name:	Mark A. Smith
Its:	President

[Signature Page to Security Agreement]

Schedule A

to Security Agreement

Grantor:	Geospatial Corporation	Geospatial Mapping Systems, Inc.	Utility Services and Consulting Corp.
State of Incorporation:	Nevada	Delaware	Nevada
Organizational Number:	NV19951172609	4165837	NV20091404432
Chief Executive Office	229 Howes Run Road Sarver, PA 16055	229 Howes Run Road Sarver, PA 16055	229 Howes Run Road Sarver, PA 16055
Inventory Locations	None	None	None
Equipment Locations	229 Howes Run Road Sarver, PA 16055	229 Howes Run Road Sarver, PA 16055	None
Other Locations	None	None	None

EXHIBIT D

FORM OF GUARANTY

UNLIMITED GUARANTY

THIS UNLIMITED GUARANTY (as amended, restated, supplemented or modified, this “Guaranty”) is entered into as of the 16th day of January, 2015, by EACH OF THE UNDERSIGNED (each a “Guarantor” and, collectively, the “Guarantors”) in favor of and for the benefit of Horberg Enterprises LP (the “Lender”).

RECITALS

A.

Pursuant to that certain Senior Secured Promissory Note, dated the date hereof (as amended, restated, supplemented or modified, the “Note”), by Geospatial Corporation, a Nevada corporation (the “Company”), in favor of and for the benefit of the Lender, the Company will receive loans and other financial accommodations from the Lender and will incur obligations thereunder (collectively, the “Obligations”).

B.

Pursuant to the Security Agreement, dated the date hereof, the Company and the Guarantors granted a security interest in their respective assets to the Lender.

C.

The Guarantors, being wholly owned subsidiaries of the Company and otherwise affiliated with the Company, will receive direct and indirect benefits from such financial accommodations.

D.

Each Guarantor wishes to grant to the Lender security and assurance in order to secure the payment and performance by the Company of all of its present and future Obligations, and, to that effect, to guaranty the Obligations as set forth herein.

Accordingly, each Guarantor hereby agrees as follows:

1.

Guaranty.

Each Guarantor, jointly and severally, unconditionally and irrevocably guarantees to the Lender the full and punctual payment and timely performance by the Company, when due, whether at the stated due date, by acceleration or otherwise, of all sums payable under the Note, whether principal, interest, collection expenses or otherwise (collectively, the “Guaranteed Obligations”). This Guaranty is an absolute, unconditional, continuing guaranty of payment and not of collection of the Guaranteed Obligations. This Guaranty is in no way conditioned upon any attempt to collect from the Company or upon any other event or contingency, and shall be binding upon and enforceable against each Guarantor without regard to the validity or enforceability of any Note or any term thereof. If for any reason the Company shall fail or be unable duly and punctually to pay any of the Guaranteed Obligations the Guarantors will forthwith pay the same, in cash, immediately upon demand.

2.

Guaranty Continuing, Absolute, Unlimited.

The obligations of each Guarantor hereunder shall be continuing, absolute, irrevocable, unlimited and unconditional, shall not be subject to any counterclaim, set-off, deduction or defense based upon any claim any Guarantor or the Company may have against the Lender, the Company or any other Guarantor or any other person, as the case may be, and shall remain in full force and effect without regard to, and, to the fullest extent permitted by applicable law, shall not be released, discharged or in any way affected by, any circumstance or condition (whether or not any Guarantor shall have any knowledge or notice thereof) whatsoever which might constitute a legal or equitable discharge or defense.

3.

Waiver.

Each Guarantor unconditionally waives, to the extent permitted by applicable law: (a) notice of any of the matters referred to in Section 2 hereof; (b) all notices which may be required by statute, rule of law or otherwise to preserve any rights against any Guarantor hereunder, including, without limitation, notice of the acceptance of this Guaranty, or the creation, renewal, extension, modification or accrual of the Guaranteed Obligations or notice of any other matters relating thereto, any presentment, demand, notice of dishonor, protest, nonpayment of any damages or other amounts payable under any Note; (c) any requirement for the enforcement, assertion or exercise of any right, remedy, power or privilege under or in respect of any Note; (d) any requirement of diligence; (e) the right to require the Lender to proceed against the Company, any other Guarantor or any other person liable on the Guaranteed Obligations, to proceed against or exhaust any security held by the Lender or any other person, or to pursue any other remedy in the Lender’s power whatsoever; (f) the right to have the property of the Company first applied to the discharge of the Guaranteed Obligations; and (g) all other defenses of a surety. The Lender may, at its election, exercise any right or remedy they may have against the Company without affecting or impairing in any way the liability of any Guarantor hereunder and each Guarantor waives, to the extent permitted by applicable law, any defense arising out of the absence, impairment or loss of any right of reimbursement, contribution or subrogation or any other right or remedy of any Guarantor against the Company, whether resulting from such election by the Lender or otherwise.

4.

Parties.

This Guaranty shall inure to the benefit of the Lender and its successors, assigns or transferees, and shall be binding upon the Guarantors and their respective successors and permitted assigns. No Guarantor may delegate any of its duties under this Guaranty without the prior written consent of the Lender, and any such delegation without such consent shall be null and void and of not effect.

5.

Notices.

Any notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing and, unless otherwise expressly provided herein, any notice shall be conclusively deemed to have been received by a party hereto and to be effective on the day on which delivered if by-hand to such party or via courier, or if sent by registered or certified mail, on the third business day after the day on which mailed in the United States, or if sent by nationally recognized overnight courier, on the date scheduled for delivery, in each case, addressed to such party at the address set forth below:

(a)

if to the Lender:

Horberg Enterprises LP

ATTN: Howard T. Horberg

289 Prospect Avenue

Highland Park, IL 60035-3353

with a copy to:

Pollick & Schmahl, LLC

Michael M. Schmahl

1319 N. Wood Street

Unit 3B

Chicago, IL 60622

(b)

if to a Guarantor:

229 Howes Run Road

Sarver, PA 16055

Attn: Mark A. Smith

With a copy to:

David J. Lowe

Sherrard, German & Kelly, P.C.

535 Smithfield St., Ste. 300

Pittsburgh, PA 15222

(c)

as to each such party at such other address as such party shall have designated to the other in a written notice complying as to delivery with the provisions of this Section 5.

6.

Governing Law.

THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF PENNSYLVANIA WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

7.

Rights to Deal with the Company.

At any time and from time to time, without terminating, affecting or impairing the validity of this Guaranty or the obligations of any Guarantor hereunder, the Lender may deal with the Company in the same manner and as fully as if this Guaranty did not exist and shall be entitled, among other things, to grant the Company, without notice or demand and without affecting any Guarantor’s liability hereunder, such extension or extensions of time to perform, renew, compromise, accelerate or otherwise change the time for payment of or otherwise change the terms of indebtedness or any part thereof contained in or arising under the Purchase Agreement, the Note or any other Transaction Documents (as defined in the Note), or to waive any obligation of the Company to perform, any act or acts as the Lender may deem advisable.

8.

Miscellaneous.

(a)

This Guaranty is the joint and several obligation of each Guarantor, and may be enforced against each Guarantor separately, whether or not enforcement of any right or remedy hereunder has been sought against any other Guarantor. Each Guarantor acknowledges that its obligations hereunder will not be released or affected by the failure of the other Guarantors to execute the Guaranty or by a determination that all or a part of this Guaranty with respect to any other Guarantor is invalid or unenforceable.

(b)

If any term of this Guaranty or any application thereof shall be invalid or unenforceable, the remainder of this Guaranty and any other application of such term shall not be affected thereby.

(c)

Any term of this Guaranty may be amended, waived, discharged or terminated only by an instrument in writing signed by the Guarantors and the Lender.

(d)

The headings in this Guaranty are for purposes of reference only and shall not limit or define the meaning hereof.

(e)

No delay or omission by the Lender in the exercise of any right under this Guaranty shall impair any such right, nor shall it be construed to be waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise of any other right.

IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be executed and delivered as of the day and year first above written.

GEOSPATIAL MAPPING SYSTEMS, INC.

By:	/s/ Mark A. Smith
Name:	Mark A. Smith
Title:	President

UTILITY SERVICES AND CONSULTING CORP.

By:	/s/ Mark A. Smith
Name:	Mark A. Smith
Title:	President